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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-66269



                        SUPPLEMENT TO THE PROSPECTUS OF
                           MORGAN STANLEY DEAN WITTER
                          AMERICAN OPPORTUNITIES FUND
                              DATED APRIL 26, 1999



     The disclosure in the section entitled "ADDITIONAL INVESTMENT STRATEGY INFORMATION" is amended to include the following:


    Options and Futures. The Fund may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.


     The disclosure in the section entitled "ADDITIONAL RISK INFORMATION" is amended to include the following:


    Options and Futures. If the Fund invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.


July 29, 1999